UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

EAGLE FINANCIAL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-20146	54-1601306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street
Berryville, Virginia		22611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 955-2510

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2023, Bank of Clarke, a Virginia chartered bank and the wholly owned subsidiary of Eagle Financial Services, Inc., completed the sale of its marine finance business, operating under the name LaVictoire Finance, to Axos Bank, a federally chartered savings bank, for $1.5 million pursuant to the terms of an Asset Purchase and Servicing Rights Agreement, by and between Bank of Clarke and Axos Bank, dated as of August 23, 2023 (the “Asset Purchase Agreement”) and a Loan Purchase and Sale Agreement, by and between Bank of Clarke and Axos Bank, dated as of August 23, 2023 (the “Loan Purchase Agreement”).

Under the Asset Purchase Agreement, Axos Bank agreed to assume the servicing of Bank of Clarke’s marine finance loans and those of third parties, each of which are currently being serviced by Bank of Clarke, for a fee of 20 basis points of the principal balance of the loans being serviced. The Asset Purchase Agreement contains a two-year non-solicitation provision related to the LaVictoire Finance employees who will become employees of Axos Bank.

Pursuant to the Loan Purchase Agreement, Axos Bank acquired all the marine vessel dealer floor plans loans currently held by Bank of Clarke at par value. The acquired loans had an aggregate principal balance of approximately $61.8 million as of the date of the Loan Purchase Agreement. The Loan Purchase Agreement contains an obligation for Bank of Clarke to repurchase loans sold to Axos Bank in certain circumstances, including a breach of a representation and warranty related to the purchased loans that adversely affects the collectability, title or value of the loan.

The foregoing description of the Asset Purchase Agreement and the Loan Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such agreements that are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

a)
Not applicable.
b)
Not applicable.
c)
Not applicable.
d)
Exhibits

Exhibit No.	Description

10.1	Asset Purchase and Servicing Rights Agreement, by and between Bank of Clarke and Axos Bank, dated as of August 23, 2023
10.2	Loan Purchase and Sale Agreement, by and between Bank of Clarke and Axos Bank, dated as of August 23, 2023 (exhibits omitted)
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE FINANCIAL SERVICES, INC.

Date:	August 24, 2023	By:	/s/KATHLEEN J. CHAPPELL
Kathleen J. Chappell Executive Vice President and Chief Financial Officer